CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Alvin Archambault (the “Holder”) is the holder of an option (the “Option”) to purchase up to 2,500 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(a)	the Award Date of this Option is April 29, 2005; and

(b)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Alvin Archambault	Per:	/s/ Douglas L. Mason

Name of Option Holder

P:\word\2005\stockops\stockoptioncertificates\AAstockoptioncert

CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Darrell Chin (the “Holder”) is the holder of an option (the “Option”) to purchase up to 2,500 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(c)	the Award Date of this Option is April 29, 2005; and

(d)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Darrell Chin	Per:	/s/ Douglas L. Mason

Name of Option Holder

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Amended as of November 3, 2005

CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Kevin Doran (the “Holder”) is the holder of an option (the “Option”) to purchase up to 10,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(e)	the Award Date of this Option is April 29, 2005; and

(f)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Kevin Doran	Per:	/s/ Douglas L. Mason

Name of Option Holder

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CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Stuart Gerber (the “Holder”) is the holder of an option (the “Option”) to purchase up to 2,500 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(g)	the Award Date of this Option is April 29, 2005; and

(h)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Stuart Gerber	Per:	/s/ Douglas L. Mason

Name of Option Holder

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CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Tom Koltai (the “Holder”) is the holder of an option (the “Option”) to purchase up to 100,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(i)	the Award Date of this Option is April 29, 2005; and

(j)	the Expiry Date of this Option is December 31, 2006*.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Tom Koltai	Per:	/s/ Douglas L. Mason

Name of Option Holder

* As amended January 1, 2006 P:\word\2005\stockops\stockoptioncertificates\TKstockoptioncert

CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Tom Koltai (the “Holder”) is the holder of an option (the “Option”) to purchase up to 100,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(k)	the Award Date of this Option is April 29, 2005; and

(l)	the Expiry Date of this Option is December 31, 2006*.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Tom Koltai	Per:	/s/ Douglas L. Mason

Name of Option Holder

* As amended January 1, 2006 P:\word\2005\stockops\stockoptioncertificates\TK2stockoptioncert

CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Terry Koudys (the “Holder”) is the holder of an option (the “Option”) to purchase up to 2,500 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(m)	the Award Date of this Option is April 29, 2005; and

(n)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Terry Koudys	Per:	/s/ Douglas L. Mason

Name of Option Holder

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CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Donna Maddrey (the “Holder”) is the holder of an option (the “Option”) to purchase up to 2,500 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(o)	the Award Date of this Option is April 29, 2005; and

(p)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Donna Maddrey	Per:	/s/ Douglas L. Mason

Name of Option Holder

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CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Douglas Mason (the “Holder”) is the holder of an option (the “Option”) to purchase up to 500,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(q)	the Award Date of this Option is April 29, 2005; and

(r)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Douglas Mason	Per:	/s/ Douglas L. Mason

Name of Option Holder

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CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Douglas L. Mason (the “Holder”) is the holder of an option (the “Option”) to purchase up to 150,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(s)	the Award Date of this Option is April 29, 2005*; and

(t)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

BEVERAGE CORPORATION
/s/ Criterion Capital Corporation	Per:	/s/ Douglas L. Mason

Name of Option Holder
* As amended September 30, 2005 and December 15, 2005

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CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Bruce Morley (the “Holder”) is the holder of an option (the “Option”) to purchase up to 100,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(u)	the Award Date of this Option is April 29, 2005; and

(v)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Bruce Morley	Per:	/s/ Douglas L. Mason

Name of Option Holder

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CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Bruce E. Morley (the “Holder”) is the holder of an option (the “Option”) to purchase up to 100,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(w)	the Award Date of this Option is April 29, 2005*; and

(x)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Bruce E. Morley	Per:	/s/ Douglas L. Mason

Name of Option Holder

* As amended September 30, 2005 and January 5, 2006

P:\word\2005\stockops\stockoptioncertificates\BEMLAWstockoptioncert

CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Tom Ohm (the “Holder”) is the holder of an option (the “Option”) to purchase up to 2,500 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(y)	the Award Date of this Option is April 29, 2005; and

(z)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Tom Ohm	Per:	/s/ Douglas L. Mason

Name of Option Holder

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CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Clive Shallow (the “Holder”) is the holder of an option (the “Option”) to purchase up to 10,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(aa)	the Award Date of this Option is April 29, 2005; and

(bb)	the Expiry Date of this Option is December 31, 2006.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Clive Shallow	Per:	/s/ Douglas L. Mason

Name of Option Holder

* As amended January 1, 2006 P:\word\2005\stockops\stockoptioncertificates\CSstockoptioncert

CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Josh Surmanski (the “Holder”) is the holder of an option (the “Option”) to purchase up to 2,500 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(cc)	the Award Date of this Option is April 29, 2005; and

(dd)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Josh Surmanski	Per:	/s/ Douglas L. Mason

Name of Option Holder

P:\word\2005\stockops\stockoptioncertificates\jsstockoptioncert

CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Bobby Valiatti (the “Holder”) is the holder of an option (the “Option”) to purchase up to 2,500 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(ee)	the Award Date of this Option is April 29, 2005; and

(ff)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s Bobby Valiatti	Per:	/s/ Douglas L. Mason

Name of Option Holder

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CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Craig Vittum (the “Holder”) is the holder of an option (the “Option”) to purchase up to 2,500 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(gg)	the Award Date of this Option is April 29, 2005; and

(hh)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of April, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Craig Vittum	Per:	/s/ Douglas L. Mason

Name of Option Holder

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CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Brent Lokash (the “Holder”) is the holder of an option (the “Option”) to purchase up to 60,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(ii)	the Award Date of this Option is June 1, 2005; and

(jj)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 1st day of June, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Brent Lokash	Per:	/s/ Douglas L. Mason

Name of Option Holder

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CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Brent Lokash (the “Holder”) is the holder of an option (the “Option”) to purchase up to 150,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(kk)	the Award Date of this Option is September 29, 2005; and

(ll)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 29th day of September, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Brent Lokash	Per:	/s/ Douglas L. Mason

Name of Option Holder

P:\word\2005\stockops\stockoptioncertificates\BL2stockoptioncert

CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Marco Markin (the “Holder”) is the holder of an option (the “Option”) to purchase up to 50,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(mm)	the Award Date of this Option is June 1, 2005; and

(nn)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 1st day of June, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Marco Markin	Per:	/s/ Douglas L. Mason

Name of Option Holder

P:\word\2005\stockops\stockoptioncertificates\MMstockoptioncert

CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Cameron Strang (the “Holder”) is the holder of an option (the “Option”) to purchase up to 50,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.00 per Share. Subject to the provisions of the Plan:

(oo)	the Award Date of this Option is June 1, 2005; and

(pp)	the Expiry Date of this Option is May 5, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

** Not Applicable – Option fully vested **

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 1st day of June, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Cameron Strang	Per:	/s/ Douglas L. Mason

Name of Option Holder

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CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Frank Tan Uy (the “Holder”) is the holder of an option (the “Option”) to purchase up to 50,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$1.18 per Share. Subject to the provisions of the Plan:

(qq)	the Award Date of this Option is October 3, 2005; and

(rr)	the Expiry Date of this Option is October 3, 2010.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

October 3, 2005	1/3 (16,667 options) vest
April 3, 2006	1/3 (16,666 options) vest
October 3, 2006	1/3 (16,666 options) vest

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 3rd day of October, 2005.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Frank Tan Uy	Per:	/s/ Douglas L. Mason

Name of Option Holder

P:\word\2005\stockops\stockoptioncertificates\Frankstockoptioncert

CLEARLY CANADIAN BEVERAGE CORPORATION

STOCK OPTION PLAN OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Clearly Canadian Beverage Corporation (the “Company”) Stock Option Plan (the “Plan”) and evidences that Frank Tan Uy (the “Holder”) is the holder of an option (the “Option”) to purchase up to 50,000 common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$2.12 per Share. Subject to the provisions of the Plan:

(ss)	the Award Date of this Option is January 3, 2006; and

(tt)	the Expiry Date of this Option is January 3, 2011.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

January 3, 2006	1/3 (16,667 options) vest
July 3, 2006	1/3 (16,666 options) vest
January 3, 2007	1/3 (16,666 options) vest

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Clearly Canadian Beverage Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised.

The foregoing Option has been awarded this 3rd day of January, 2006.

CLEARLY CANADIAN
BEVERAGE CORPORATION

/s/ Frank Tan Uy	Per:	/s/ Douglas L. Mason

Name of Option Holder

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